EXHIBIT  23.1



           CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 2000 relating to the consolidated financial statements of Peter Kiewit
Sons', Inc., which appears in Peter Kiewit Sons',
Inc.'s Annual Report on Form 10-K for the year ended
December 25, 1999.



                         /s/ PricewaterhouseCoopers LLP
                         PRICEWATERHOUSECOOPERS LLP


Omaha, Nebraska
June 28, 2000